Exhibit 99.1

WESTLAKE CHEMICAL CORPORATION

Letter of Transmittal

Offer to Exchange

$624,793,000 aggregate principal amount of its unregistered 4.625% Senior Notes due 2021 for

$624,793,000 aggregate principal amount of its 4.625% Senior Notes due 2021 that have been registered under the Securities Act of 1933, as amended (the “Securities Act”)

$433,793,000 aggregate principal amount of its unregistered 4.875% Senior Notes due 2023 for

$433,793,000 aggregate principal amount of its 4.875% Senior Notes due 2023 that have been registered under the Securities Act

$750,000,000 aggregate principal amount of its unregistered 3.600% Senior Notes due 2026 for

$750,000,000 aggregate principal amount of its 3.600% Senior Notes due 2026 that have been registered under the Securities Act

$700,000,000 aggregate principal amount of its unregistered 5.000% Senior Notes due 2046 for

$700,000,000 aggregate principal amount of its 5.000% Senior Notes due 2046 that have been registered under the Securities Act

Pursuant to the Exchange Offer and Prospectus dated             , 2017

The exchange agent for the exchange offer is:

Global Bondholder Services Corporation

By Regular, Registered or Certified Mail, By Overnight Courier or By Hand

Global Bondholder Services Corporation

65 Broadway – Suite 404

New York, New York 10006

By Facsimile: (212) 430-3775 or (212) 430-3779	For Information, Call: Banks and Brokers: (212) 430-3774 Toll Free: (866) 470-3800

The exchange offer and withdrawal rights for each series of notes will expire at 5:00 p.m., New York City time, on             , 2017, unless extended (the “Expiration Date”). Tenders of a series of notes may be withdrawn prior to 5:00 p.m., New York City time, on the Expiration Date for that series of notes.

Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a facsimile to a number other than as listed above, will not constitute a valid delivery.

The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

The undersigned hereby acknowledges receipt of the prospectus, dated             , 2017 (the “Prospectus”), of Westlake Chemical Corporation, a Delaware corporation (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Company’s offer (the “exchange offer”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), to exchange: (i) up to $624,793,000 aggregate principal amount of the Company’s outstanding unregistered 4.625% Senior Notes due 2021 (CUSIP Nos. 960413 AL6 (Rule 144A) U96060 AD7 (Regulation S)) (the “Outstanding 2021 Notes”) for a like principal amount of the Company’s new 4.625% Senior Notes due 2021, the offer and issuance of which have been registered under the Securities Act (the “2021 Exchange Notes”), (ii) up to $433,793,000 aggregate principal amount of the Company’s outstanding unregistered 4.875% Senior Notes due 2023 (CUSIP Nos. 960413 AN2 (Rule 144A) U96060 AE5 (Regulation S)) (the “Outstanding 2023 Notes”) for a like principal amount of the Company’s new 4.875% Senior Notes due 2023, the offer and issuance of which have been registered under the Securities Act (the “2023 Exchange Notes”), (iii) up to $750,000,000 aggregate principal amount of the Company’s outstanding unregistered 3.600% Senior Notes due 2026 (CUSIP Nos. 960413 AH5 (Rule 144A) U96060 AC9 (Regulation S)) (the “Outstanding 2026 Notes”) for a like principal amount of the Company’s new 3.600% Senior Notes due 2026, the offer and issuance of which have been registered under the Securities Act (the “2026 Exchange Notes”), and (iv) up to $700,000,000 aggregate principal amount of the Company’s outstanding unregistered 5.000% Senior Notes due 2046 (CUSIP Nos. 960413 AG7 (Rule 144A) U96060 AB1 (Regulation S)) (the “Outstanding 2046 Notes” and, together with the Outstanding 2021 Notes, the Outstanding 2023 Notes and the Outstanding 2026 Notes, the “Outstanding Notes”) for a like principal amount of the Company’s new 5.000% Senior Notes due 2046, the offer and issuance of which have been registered under the Securities Act (the “2046 Exchange Notes” and, together with the 2021 Exchange Notes, the 2023 Exchange Notes and the 2026 Exchange Notes, the “Exchange Notes” and, the Exchange Notes, together with the Outstanding Notes, the “Notes”). The exchange offer consists of separate, independent offers to exchange the Exchange Notes of each series for Outstanding Notes of the corresponding series. Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus, as it may be amended or supplemented.

The Company reserves the right, at any time or from time to time, to extend the period of time during which the exchange offer for any series of Outstanding Notes is open, at its discretion, in which event the term “Expiration Date” shall mean the latest date to which the exchange offer for such series of Outstanding Notes is extended. The Company reserves the right to extend such period for each series of Outstanding Notes independently. The Company will notify the Exchange Agent of any such extension. The Company will notify the holders of Outstanding Notes of any such extension via a press release issued no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

This Letter of Transmittal is to be completed by a holder of Outstanding Notes either if (a) certificates for such Outstanding Notes are to be forwarded herewith or (b) a tender of Outstanding Notes is to be made by book-entry transfer to the account of Global Bondholder Services Corporation, the Exchange Agent for the exchange offer, at The Depository Trust Company, or DTC, pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offer—Procedures for Tendering” in the Prospectus. Certificates or book-entry confirmation of the transfer of Outstanding Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date for the applicable series of Outstanding Notes. Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu of this Letter of Transmittal. The term “book-entry confirmation” means a confirmation of a book-entry transfer of Outstanding

Notes into the Exchange Agent’s account at DTC. The term “agent’s message” means a message to the Exchange Agent by DTC which states that DTC has received an express acknowledgment that the tendering holder agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such holder. The agent’s message forms a part of a book-entry transfer.

If Outstanding Notes are tendered pursuant to book-entry procedures, the Exchange Agent must receive, no later than 5:00 p.m., New York City time, on the Expiration Date for the applicable series of Outstanding Notes, book-entry confirmation of the tender of the Outstanding Notes into the Exchange Agent’s account at DTC, along with a completed Letter of Transmittal or an agent’s message.

By crediting the Outstanding Notes to the Exchange Agent’s account at DTC and by complying with the applicable procedures of DTC’s Automated Tender Offer Program, or ATOP, with respect to the tender of the Outstanding Notes, including by the transmission of an agent’s message, the holder of Outstanding Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, and the participant in DTC confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal as being applicable to it and such beneficial owners as fully as if such participant and each such beneficial owner had provided the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

THERE ARE NO GUARANTEED DELIVERY PROCEDURES WITH RESPECT TO THE EXCHANGE OFFER.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate, signed schedule affixed hereto.

DESCRIPTION OF OUTSTANDING NOTES

Name(s) and Address(es) of Record Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (Please fill in, if blank):

Title of Series	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**
4.625% Senior Notes due 2021
4.875% Senior Notes due 2023
3.600% Senior Notes due 2026
5.000% Senior Notes due 2046
Total Principal Amount:

*	Need not be completed if Outstanding Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding Notes represented by the Outstanding Notes indicated in the second column. See Instruction 4. Outstanding notes tendered hereby must be in denominations of $2,000 and any higher integral multiple of $1,000.

☐ CHECK HERE IF CERTIFICATES REPRESENTING TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

☐ CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Date Tendered:

☐ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.*

Name:

Address:

*	You are entitled to as many copies as you reasonably believe necessary. If you require more than 10 copies, please indicate the total number required in the following space: .

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to the Company the principal amount of Outstanding Notes indicated above, upon the terms and subject to the conditions of the exchange offer. Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the exchange offer, including, if the exchange offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact, with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the exchange offer, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates representing such Outstanding Notes, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes, (2) present certificates for such Outstanding Notes for transfer on the books of the Company and (3) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the exchange offer.

The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Outstanding Notes tendered hereby, (2) the Company will acquire good, marketable and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and other encumbrances, and (3) the Outstanding Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned warrants and agrees that the undersigned will, upon request, execute and deliver any additional documents requested by the Company or the Exchange Agent to complete the exchange, sale, assignment and transfer of the Outstanding Notes tendered hereby. The undersigned agrees to all of the terms and conditions of the exchange offer.

The name(s) and address(es) of the registered holder(s) of the Outstanding Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Outstanding Notes. The certificate number(s) and the Outstanding Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Outstanding Notes are not exchanged pursuant to the exchange offer for any reason, or if certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, certificates for such non-exchanged or non-tendered Outstanding Notes will be returned, or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to an account maintained at DTC, without expense to the tendering holder, promptly following the expiration or termination of the exchange offer.

The undersigned agrees that tenders of Outstanding Notes pursuant to any one of the procedures described in “The Exchange Offer—Procedures for Tendering” in the Prospectus and in the instructions attached hereto will, upon the Company’s acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer. The Exchange Notes of a series will bear interest from the most recent date to which interest has been paid on the Outstanding Notes of the corresponding series, or, if no interest has been paid, from the date of original issuance of the Outstanding Notes of the corresponding series.

If your Outstanding Notes are accepted for exchange, then you will receive interest on the Exchange Notes (including any accrued but unpaid additional interest on the Outstanding Notes ) and not on the Outstanding Notes. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Outstanding Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby directs that the Exchange Notes be delivered to the undersigned at the address shown below the undersigned’s signature. The undersigned recognizes that the Company has no obligation pursuant to “Special Delivery Instructions” to transfer any Outstanding Notes from a registered holder thereof if the Company does not accept for exchange any of the principal amount of such Outstanding Notes so tendered.

By tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned, if not a participating broker-dealer, as defined below, hereby represents that: (1) the Exchange Notes acquired in the exchange offer are being obtained in the ordinary course of business of the person receiving the Exchange Notes, whether or not that person is the holder; (2) neither the holder nor any other person receiving the Exchange Notes is engaged in, intends to engage in or has an arrangement or understanding with any person to participate in a “distribution” (within the meaning of the Securities Act) of the Exchange Notes; and (3) neither the holder nor any other person receiving the Exchange Notes is an “affiliate” (within the meaning of the Securities Act) of the Company or the Guarantors of the Exchange Notes.

The undersigned acknowledges that this exchange offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission, or the “SEC,” as set forth in no action letters issued to third parties, that the Exchange Notes issued pursuant to the exchange offer in exchange for the corresponding series of Outstanding Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company or the Guarantors of the Exchange Notes within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes.

However, the SEC has not considered the exchange offer in the context of a no action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the exchange offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder is an affiliate of the Company or the Guarantors of the Exchange Notes, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the exchange offer, such holder (i) could not rely on the applicable interpretation of the staff of the SEC and (ii) must comply with the registration and Prospectus delivery requirements of the Securities Act in connection with any resale transaction.

If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes of the corresponding series, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any offer to resell, resale or other retransfer of such Exchange Notes pursuant to the exchange offer. However, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” (within the meaning of the Securities Act). Any such broker-dealer is referred to as a participating broker-dealer.

The Company has agreed that, for a period ending 120 days after the date the registration statement of which the Prospectus forms a part is declared effective, subject to extension under limited circumstances, it will make the Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with such resales. The Company will advise each participating broker-dealer (i) when a Prospectus supplement or post-effective amendment has been filed or has become effective, (ii) of any request by the SEC for amendments or supplements to the registration statement or the Prospectus or for additional information relating thereto, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the exchange offer registration statement or of the suspension by any state securities commission of the qualification of the Exchange Notes for offering or sale in any jurisdiction and (iv) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the exchange offer registration statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to exchanges in the exchange offer registration statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Any participating broker-dealer by tendering Outstanding Notes and executing this Letter of Transmittal or effecting delivery of an agent’s message in lieu thereof, agrees that, upon receipt of notice from the Company of the existence of any fact of the kind described in (iii) and (iv) above, such participating broker-dealer will discontinue disposition of the Exchange Notes pursuant to the exchange offer registration statement until receipt of the amended or supplemented Prospectus or until the Company has given notice that the use of the Prospectus may be resumed, as the case may be.

As a result, a participating broker-dealer that intends to use the Prospectus in connection with offers to resell, resales or retransfers of Exchange Notes received in exchange for Outstanding Notes pursuant to the exchange offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date for the applicable series of Outstanding Notes, that it is a participating broker-dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under “The Exchange Offer—Exchange Agent.”

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby.

All authority conferred or agreed to be conferred herein and every obligation of the undersigned under this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus under “The Exchange Offer—Withdrawal of Tenders,” this tender is irrevocable.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.

TO BE COMPLETED BY ALL TENDERING HOLDERS (See Instructions 2 and 6)

PLEASE SIGN HERE

(Please Complete Form W-9 on Page 19 or a Form W-8; See Instruction 10)

Signature(s) of Holder(s)

Date:

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Outstanding Notes tendered or on a security position listing or by person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Name(s):

(Please Print)

Capacity (full title):

Address:

Area Code and Telephone No.:

Taxpayer Identification Number:

GUARANTEE OF SIGNATURE(S)

(Only if Required — See Instruction 2)

Authorized Signature:

Name:

(Please Type or Print)

Title:

Name of Firm:

Address:

Area Code and Telephone No.:

Date:

SPECIAL ISSUANCE INSTRUCTIONS

(Signature Guarantee Required — See Instructions 2, 7 and 14)

TO BE COMPLETED ONLY if Exchange Notes or Outstanding Notes not tendered or not accepted are to be issued in the name of someone other than the registered holder(s) of the Outstanding Notes whose signature(s) appear(s) above, or if Outstanding Notes delivered by book-entry transfer and not accepted for exchange are to be returned for credit to an account maintained at DTC other than the account indicated above.

Issue (check appropriate box(es))

☐	Outstanding Notes to:

☐	Exchange Notes to:

Name

(Please Print)

Address:

(Zip Code)

Taxpayer Identification No.

SPECIAL DELIVERY INSTRUCTIONS

(Signature Guarantee Required — See Instructions 2, 7 and 14)

TO BE COMPLETED ONLY if Exchange Notes or Outstanding Notes not tendered or not accepted are to be sent to someone other than the registered holder(s) of the Outstanding Notes whose signature(s) appear(s) above, or to such registered holder at an address other than that shown above.

Deliver (check appropriate box(es))

☐	Outstanding Notes to:

☐	Exchange Notes to:

Name

(Please Print)

Address:

(Zip Code)

INSTRUCTIONS

Forming Part Of The Terms And Conditions Of The Exchange Offer

1. Delivery of Letter of Transmittal and certificates. This Letter of Transmittal is to be completed by a holder of outstanding notes to tender such holder’s Outstanding Notes either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer—Book-Entry Transfers” in the Prospectus and an agent’s message, as defined on page 2 hereof, is not delivered. Certificates or book-entry confirmation of transfer of Outstanding Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date for the applicable series of Outstanding Notes. If the tender of Outstanding Notes is effected in accordance with applicable ATOP procedures for book-entry transfer, an agent’s message may be transmitted to the Exchange Agent in lieu of an executed Letter of Transmittal. Outstanding Notes may be tendered in whole or in part in denominations of $2,000 and any higher integral multiple of $1,000.

For purposes of the exchange offer, the term “holder” includes any participant in DTC named in a securities position listing as a holder of Outstanding Notes. Only a holder of record may tender Outstanding Notes in the exchange offer. Any beneficial owner of Outstanding Notes who wishes to tender some or all of such Outstanding Notes should arrange with DTC, a DTC participant or the record owner of such Outstanding Notes to execute and deliver this Letter of Transmittal or to send an electronic instruction effecting a book-entry transfer on his or her behalf. See Instruction 6.

The method of delivery of certificates for the Outstanding Notes, this Letter of Transmittal and all other required documents is at the election and sole risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No letters of transmittal or Outstanding Notes should be sent to the Company. Delivery is complete when the Exchange Agent actually receives the items to be delivered. Delivery of documents to DTC in accordance with DTC’s procedures does not constitute delivery to the Exchange Agent.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal or a facsimile hereof or by causing the transmission of an agent’s message, waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

a.	this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) of Outstanding Notes tendered herewith, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

b.	such Outstanding Notes are tendered for the account of a firm that is an eligible institution.

In all other cases, an eligible institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 6.

3. Inadequate Space. If the space provided in the box captioned “Description of Outstanding Notes” is inadequate, the certificate number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate, signed schedule which is attached to this Letter of Transmittal.

4. Partial Tenders (Not Applicable To Holders Who Tender By Book-Entry Transfer). If less than all the Outstanding Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Outstanding Notes which are to be tendered in the “Principal Amount Tendered” column of the box entitled “Description of Outstanding Notes” on page 4 of this Letter of Transmittal. In such case, new certificate(s) for the remainder of the Outstanding Notes that were evidenced by your old certificate(s) will be sent only to the holder of the Outstanding Notes as promptly as practicable after the Expiration Date for the applicable series of Outstanding Notes. All Outstanding Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. Tender of Outstanding Notes will be accepted only in denominations of $2,000 and any higher integral multiple of $1,000 in excess thereof.

5. Withdrawal Rights. Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time on or prior to the Expiration Date for the applicable series of Outstanding Notes. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at its address set forth above and in the Prospectus on or prior to the Expiration Date for the applicable series of Outstanding Notes. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Notes to be withdrawn, identify the Outstanding Notes to be withdrawn, including the total principal amount of Outstanding Notes to be withdrawn, and where certificates for Outstanding Notes are transmitted, the name of the registered holder of the Outstanding Notes, if different from that of the person withdrawing such Outstanding Notes. If certificates for the Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then the tendering holder must submit the serial numbers of the Outstanding Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of Outstanding Notes tendered for the account of an eligible institution. If Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfers,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Outstanding Notes and the notice of withdrawal must be delivered to the Exchange Agent. Withdrawals of tenders of Outstanding Notes may not be rescinded; however, Outstanding Notes properly withdrawn may again be tendered at any time on or prior to the Expiration Date for the applicable series of Outstanding Notes by following any of the procedures described in the Prospectus under “The Exchange Offer—Procedures for Tendering.”

All questions regarding the form of withdrawal, validity, eligibility, including time of receipt, and acceptance of withdrawal notices will be determined by the Company, in its sole discretion, which determination of such questions and terms and conditions of the exchange offer will be final and binding on all parties. Neither the Company, any of its affiliates or assigns, the Exchange Agent nor any other person is under any obligation to give notice of any irregularities in any notice of withdrawal, nor will they be liable for failing to give any such notice.

Outstanding Notes tendered by book-entry transfer through DTC that are withdrawn or not exchanged for any reason will be credited to an account maintained with DTC. Withdrawn Outstanding Notes will be returned to the holder after withdrawal. The Outstanding Notes will be returned or credited to the account maintained at DTC as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Any Outstanding Notes which have been tendered for exchange but which are withdrawn or not exchanged for any reason will be returned to the holder thereof without cost to such holder.

6. Signatures On Letter Of Transmittal, Assignments And Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Outstanding Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal or facsimiles hereof as there are different registrations of certificates.

If this Letter of Transmittal, any certificates or bond powers or any other document required by this Letter of Transmittal are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person’s authority so to act.

When this Letter of Transmittal is signed by the registered owner(s) of the Outstanding Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate bond power(s) are required unless exchange notes are to be issued in the name of a person other than the registered holder(s).

Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an eligible institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Outstanding Notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the trustee for the Outstanding Notes may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. Signatures on such certificates or bond powers must be guaranteed by an eligible institution.

7. Special Issuance And Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the U.S. taxpayer identification number of the person named must also be indicated. A holder of Outstanding Notes tendering outstanding notes by book-entry transfer may instruct that Outstanding Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, certificates for Outstanding Notes not exchanged will be returned by mail to the address of the signer of this Letter of Transmittal or, if the Outstanding Notes not exchanged were tendered by book-entry transfer, such Outstanding Notes will be returned by crediting the account indicated on page 4 above maintained at DTC. See Instruction 6.

8. Irregularities. The Company will determine, in its sole discretion, all questions regarding the form of documents, validity, eligibility, including time of receipt, and acceptance for exchange of any tendered Outstanding Notes, which determination and interpretation of the terms and conditions of the exchange offer will be final and binding on all parties. The Company reserves the absolute right, in its sole and absolute discretion, to reject any tenders determined to be in improper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the exchange offer set forth in the Prospectus under “The Exchange Offer—Conditions to the Exchange Offer” or any condition or irregularity in any tender of Outstanding Notes by any holder, whether or not similar conditions or irregularities are waived in the case of other holders. The Company’s interpretation of the terms and conditions of the exchange offer, including this Letter of Transmittal and the instructions hereto, will be final and binding on all parties. A tender of Outstanding Notes is invalid until all defects and irregularities have been cured or waived. Neither the Company, any of its affiliates or assigns, the Exchange Agent nor any other person is under any obligation to give notice of any defects or irregularities in tenders nor will they be liable for failure to give any such notice.

9. Questions, Requests For Assistance And Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Letter of Transmittal and Forms W-9 and W-8 may be obtained from the Exchange Agent at the address and telephone/facsimile numbers indicated above, or from your broker, dealer, commercial bank, trust company or other nominee.

10. Backup Withholding; Form W-9; Form W-8. Under the United States federal income tax laws, interest paid to holders of Exchange Notes received pursuant to the exchange offer may be subject to backup withholding. Generally, such payments will be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number (“TIN”) and provides certain certifications. If backup withholding applies, the Company may be required to withhold at the applicable rate on interest payments made to a holder of Exchange Notes. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated as an advance payment of a tax liability, and a holder’s U.S. federal income tax liability will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by the holder from the Internal Revenue Service (the “IRS”).

To avoid backup withholding, a holder should notify the Exchange Agent of its correct TIN by completing the Form W-9 below and certifying on Form W-9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, a holder is required to certify on Form W-9 that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding. Consult the enclosed Form W-9 General Instructions for instructions on completing the Form W-9. If a holder does not have a TIN, such holder should consult the Form W-9 General Instructions for instructions on applying for a TIN AND write “Applied For” in the space reserved for the TIN. Note: Writing “Applied For” on the Form W-9 means that such holder has already applied for a TIN or that such holder intends to apply for one soon. If such holder does not provide its TIN to the Depositary prior to the time the payments are made to the holder, backup withholding may apply to such payments. If the Exchange Agent is provided with an incorrect TIN or the holder makes false statements resulting in no backup withholding, the holder may be subject to penalties imposed by the IRS.

Certain holders (including, among others, corporations and certain foreign individuals) may be exempt from these backup withholding requirements. See the enclosed Form W-9 General Instructions for further information regarding exempt holders. Exempt holders should furnish their TIN, check the box in Part 4 of the Form W-9, and sign, date and return the Form W-9 to the Exchange Agent. If the holder is a nonresident alien or foreign entity not subject to backup withholding, such holder should submit an appropriate completed IRS Form W-8 (such as a Form W-8BEN or Form W-8BEN-E, as applicable), signed under penalties of perjury, attesting to the holder’s foreign status, instead of the Form W-9. The appropriate Form W-8 can be obtained from the Exchange Agent upon request.

11. Waiver Of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions, completely or partially, enumerated in the Prospectus.

12. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Outstanding Notes for exchange.

None of the Company, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes nor shall any of them incur any liability for failure to give any such notice.

13. Mutilated, Lost, Destroyed Or Stolen Certificates. If any certificate(s) representing Outstanding Notes have been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

14. Security Transfer Taxes. Except as provided below, holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, (i) Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, (ii) tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or (iii) a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the exchange offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. The Exchange Agent must receive satisfactory evidence of the payment of such taxes or exemption therefrom or the amount of such transfer taxes will be billed directly to the tendering holder.

Except as provided in this Instruction 14, it is not necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter of Transmittal.

15. Incorporation Of Letter Of Transmittal. This Letter of Transmittal shall be deemed to be incorporated in any tender of Outstanding Notes by any DTC participant effected through procedures established by DTC and, by virtue of such tender, such participant shall be deemed to have acknowledged and accepted this Letter of Transmittal on behalf of itself and the beneficial owners of any Outstanding Notes so tendered.

Form **W-9**
(Rev. December 2014)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only **one** of the following seven boxes:
☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.
☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
Exempt payee code (if any)
Exemption from FATCA reporting code (if any)
(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number
_ _ _ – _ _ – _ _ _ _
or
Employer identification number
_ _ – _ _ _ _ _ _ _

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at *www.irs.gov/fw9*.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify that you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and
4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting?* on page 2 for further information.

Cat. No. 10231X Form **W-9** (Rev. 12-2014)

Form W-9 (Rev. 12-2014) Page **2**

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014) Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*